                                EXHIBIT 1.06
                               --------------


                         CERTIFICATE OF CONTINUANCE





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

                     CORPORATE ACCESS NUMBER: 208839803







                         BUSINESS CORPORATIONS ACT



                                CERTIFICATE

                                     OF

                                CONTINUANCE



                             PROMAX ENERGY INC.
          CONTINUED FROM BRITISH COLUMBIA TO ALBERTA ON 2000/06/08

                                    130
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
                          Articles of Continuance
                                    For
                             PROMAX ENERGY INC.



   Classes of Shares:  SEE SCHEDULE ''A'' ATTACHED

   Restrictions on Share Transfer:  NONE

   Number of Directors:

   Minimum Number of Directors:  3

   Maximum Number of Directors:  10

   Restrictions on Business To:  NONE

   Restriction on Business From:  NONE

   Other Rule or Provisions:  NONE


   Registration Authorized by: ROGER D. CONNER
                               SOLICITOR


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
Directors

Service Request Number:              2084231
Alberta Corporation Type:            Named Alberta Corporation
Legal Entity Name:                   PROMAX ENERGY INC.
French Equivalent Name:
Nuans Report Name:
French Name Nuans Report Number:
French Name Nuans Report Date:
REGISTERED ADDRESS:
Street:                              #200, 707-7 AVENUE 8 Wo.
City:                                CALGARY
Province:                            ALBERTA
Postal Code:                         T2P 0Z2
RECORDS ADDRESS:
Street:                              #200, 707-7 AVENUE 8 Wo.
City:                                CALGARY
Province:                            ALBERTA
Postal Code:                         T2P 0Z2
ADDRESS FOR SERVICE BY MAIL:
Post Office Box:
City:
Province:
Postal Code:
Internet mail m:
Classes of Shares and any
Maximum Number (within each class):  SEE SCHEDULE ''A'' ATTACHED.
Restrictions on Share Transfer:      NONE
Minimum Number of Directors:         3
Maximum Number of Directors:         10
Restrictions on Business To:         NONE
Restrictions on Business From:       NONE
Other Provisions:                    NONE
Professional Endorsement Provided:
Directors Issue Shares In Series:
Corporate Access Number in
(Alberta) if applicable:            218204642
Future Dating Required:
Registration Date:                   2000/06/08


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

Directors
------------------------ ---------------------------------
Last Name:               Card
------------------------ ---------------------------------
First Name:              Robert
------------------------ ---------------------------------
Middle Name:             Lawrence
------------------------ ---------------------------------
Street/Box Number:       #3005, 1199 Marinaside Crescent
------------------------ ---------------------------------
City:                    Vancouver
------------------------ ---------------------------------
Province:                British Columbia
------------------------ ---------------------------------
Postal Code:             V6Z 2Y2
------------------------ ---------------------------------
Country:
------------------------ ---------------------------------
Appointment Date:        2000/06/08
------------------------ ---------------------------------
Resident Canadian:       Y
------------------------ ---------------------------------
Status:                  Active
------------------------ ---------------------------------

------------------------ ---------------------------------
Last Name:               Lemmens
------------------------ ---------------------------------
First Name:              Alexander
------------------------ ---------------------------------
Middle Name:             T.
------------------------ ---------------------------------
Street/Box Number:       603 Willowbrook Drive SE
------------------------ ---------------------------------
City:                    Calgary
------------------------ ---------------------------------
Province:                Aberta
------------------------ ---------------------------------
Postal Code:             T2J IN6
------------------------ ---------------------------------
Country:
------------------------ ---------------------------------
Appointment Date:        2000/06/08
------------------------ ---------------------------------
Resident Canadian:       Y
------------------------ ---------------------------------
Status:                  Active
------------------------ ---------------------------------

                                    133
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
------------------------ ---------------------------------
Last Name:               McAllister
------------------------ ---------------------------------
First Name:              Norman
------------------------ ---------------------------------
Middle Name:             J.
------------------------ ---------------------------------
Street/Box Number:       #300, 400-5 Ave. SW
------------------------ ---------------------------------
City:                    Calgary
------------------------ ---------------------------------
Province:                Alberta
------------------------ ---------------------------------
Postal Code:             T2P 0L6
------------------------ ---------------------------------
Country:
------------------------ ---------------------------------
Appointment Date:        2000/06/08
------------------------ ---------------------------------
Resident Canadian:       Y
------------------------ ---------------------------------
Status:                  Active
------------------------ ---------------------------------

------------------------ ---------------------------------
Last Name:               Mellis
------------------------ ---------------------------------
First Name:              Richard
------------------------ ---------------------------------
Middle Name:             N.
------------------------ ---------------------------------
Street/Box Number:       434 Sierra Madre Court SW
------------------------ ---------------------------------
City:                    Calgary
------------------------ ---------------------------------
Province:                Alberta
------------------------ ---------------------------------
Postal Code:             T3H 3M4
------------------------ ---------------------------------
Country:
------------------------ ---------------------------------
Appointment Date:        2000/06/08
------------------------ ---------------------------------
Resident Canadian:       Y
------------------------ ---------------------------------
Status:                  Active
------------------------ ---------------------------------

                                    134
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
------------------------ ---------------------------------
Last Name:               O'Shea
------------------------ ---------------------------------
First Name:              Shelia
------------------------ ---------------------------------
Middle Name:             K.
------------------------ ---------------------------------
Street/Box Number:       200, 707-7 Ave. SW
------------------------ ---------------------------------
City:                    Calgary
------------------------ ---------------------------------
Province:                Alberta
------------------------ ---------------------------------
Postal Code:             T2P 0Z2
------------------------ ---------------------------------
Country:
------------------------ ---------------------------------
Appointment Date:        2000/06/08
------------------------ ---------------------------------
Resident Canadian:       Y
------------------------ ---------------------------------
Status:                  Active
------------------------ ---------------------------------


Name in Previous  Corporate Access    Previous         Date Created in
Jurisdiction      Number in Previous  Jurisdiction     Previous
                  Jurisdiction                         Jurisdiction
----------------- ------------------- ---------------  ---------------
PROMAX            216983              BRITISH          1980/09/26
ENERGY INC.                           COLUMBIA
----------------- ------------------- ---------------  ---------------

Attachment Type      Microfilm Bar Code    Date Recorded
-------------------  -------------------   ---------------
Share Capital        Electronic            200/06/08
-------------------  -------------------   ---------------
Letter of Approval   10000396000979        2000/06/08


Registration Authorized By: RODGER D. CUTLER
                            SOLICITOR
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